Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “Report”) of Wells Financial Corp. (the “Company”) as filed with the Securities and Exchange Commission, we, James D. Moll, President and Chief Executive Officer, and Patrick Scott, Treasurer and Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James D. Moll	/s/ Patrick Scott
James D. Moll	Patrick Scott
President and Chief Executive Officer	Treasurer and Chief Financial Officer
(Principal Executive Officer)	(Principal Financial and Accounting Officer)

March 21, 2016